UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2026

KALA BIO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38150	27-0604595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1167 Massachusetts Avenue Arlington, MA	02476
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 996-5252

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KALA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

A total of 14,459,767 shares of the Company’s Common Stock were present in person or represented by proxy at the Annual Meeting. At the Annual Meeting, stockholders voted in favor of the following items of business:

Proposal No. 1 – Election of Directors

The Company’s stockholders voted to elect the following persons to the board of directors of the Company as Class III directors to serve until the 2029 Annual Meeting of Stockholders, and until their successors have been duly elected and qualified or until their earlier death, resignation or removal.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Yonatan Colman	13,485,088	138,862	835,817
Brendan Purdy	13,486,814	137,136	835,817

Proposal No. 2 – Advisory Vote On Executive Compensation

The Company’s stockholders voted to approve, on a nonbinding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement and pursuant to Item 402 of Regulation S-K, including the compensation tables and the narrative discussion related thereto.

Voted For	Voted Against	Abstain	Broker Non-Votes
13,474,419	149,007	524	835,817

Proposal No. 3 – Ratification of the Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders voted to ratify the selection of HTL International, LLC, as the independent registered public accounting firm for the fiscal year ended December 31, 2026.

Voted For	Voted Against	Abstain	Broker Non-Votes
14,311,875	146,760	1,132	0

Proposal No. 4 – Approval of an Amendment to the Restated Certificate of Incorporation to Effect a Reverse Stock Split of the Common Stock at a Ratio of Not Less than 1-for-2 and Not Greater than 1-for-300.

The Company’s stockholders voted to approve an amendment to the Restated Certificate of Incorporation to effect a reverse stock split of the Common Stock at a ratio of not less than 1-for-2 and not greater than 1-for-300 at such time as the Company’s Board of Directors shall determine, in its sole discretion, and to be included in a public announcement.

Voted For	Voted Against	Abstain	Broker Non-Votes
14,064,372	287,744	107,651	0

Proposal No. 5 – Approval of an Adjournment of the Annual Meeting, if Necessary, to Solicit Additional Proxies, or in the Absence of a Quorum

The Company’s stockholders voted to approve an adjournment of the Annual Meeting, if necessary to solicit additional proxies, or in the absence of quorum (the “Adjournment Proposal”).

Voted For	Voted Against	Abstain	Broker Non-Votes
14,041,517	303,859	114,391	0

Although the Adjournment Proposal received sufficient votes to be approved, no motion to adjourn the Annual Meeting was made because the adjournment of the Annual Meeting was determined not to be necessary or appropriate.

The results reported above are final voting results. No other matters were considered or voted upon at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALA BIO, INC.

November 3, 2026	By:	/s/ Avi Minkowitz
		Name:	Avi Minkowitz
		Title:	Chief Executive Officer and Chief Financial Officer

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